EXHIBIT 24



                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

            SOUTHWESTERN BELL TELEPHONE COMPANY, a Missouri corporation, hereinafter referred to as the "Company," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

            WHEREAS, each of the undersigned is a director of the Company;

            NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Harlie D. Frost and Richard G. Lindner, or either one of them, his or her attorneys for him or her and in his or her name, place and stead, and in his or her office and capacity in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her signature.


 /s/ Royce S. Caldwell                               3-11-98
Royce S. Caldwell                                     Date






 /s/ Cassandra C. Carr                               3-11-98
Cassandra C. Carr                                     Date








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                                                                      Exhibit 24
                                                                     Page 3 of 2


                                                                      EXHIBIT 24
                                                                     Page 2 of 2

 /s/ William E. Dreyer                              3-11-98
William E. Dreyer                                     Date






 /s/ J. Cliff Eason                                 3-10-98
J. Cliff Eason                                        Date






 /s/ Donald E. Kiernan                              3-11-98
Donald E. Kiernan                                     Date






 /s/ Charles E. Foster                              3-11-98
Charles E. Foster                                     Date






 /s/ Richard G. Lindner                             3-11-98
Richard G. Lindner                                    Date







 /s/ Alfred G. Richer, Jr.                           3-9-98
Alfred G. Richter, Jr.                                Date